 LEADER SHORT-TERM BOND FUND

INVESTOR SHARES
INSTITUTIONAL SHARES

 LEADER TOTAL RETURN FUND

INVESTOR SHARES
INSTITUTIONAL SHARES

Each a Series of the Northern Lights Fund Trust

Supplement dated December 1, 2010

to Statement of Additional Information dated October 1, 2010

Effective immediately, the Leader Short-Term Bond Fund and Leader Total Return Fund (each and “Fund” and collectively the "Funds") will no longer impose a limitation on purchases of private placement debt securities, which previously could not exceed 5% of total assets, measured at the time of purchase.

Under "TYPES OF INVESTMENTS" on page 25 of the Funds’ Statement of Additional Information, the entire section is hereby deleted and replaced with the following:

P.

Private Placement Debt Securities. The Funds may invest in debt securities issued in private placement transactions.  A private placement is a direct offering of securities, which are exempt from registration under the Securities Act of 1933, to a single or limited number of sophisticated investors (such as mutual funds, insurance companies, pension funds and accredited individual investors).  Issuance is typically made by direct negotiation between an issuer and an investor (or small group of investors), but may also be made with the assistant of a placement agent.  Private placement debt securities are generally more complex than those issued in the public market (those registered with the SEC under the Securities Act of 1933).  Private Placement debt securities may (i) bear fixed or floating rates of interest, (ii) may permit the issuer to increase the size of the issue at some future date, (iii) may permit the issuer to extend or shorten the repayment date, (iv) may be secured or unsecured (v) or may offer the issuer additional terms which are generally more flexible than those offered in the public market.  Private placement debt securities may include restrictive covenants on the issuer such as limiting additional debt issuance and restricting or prohibiting asset sales, but are primarily dependent on the credit quality of the issuer for repayment.  These debt securities also bear the risks described more fully above under the heading Debt Obligations including price volatility.  Unless the Fund’s Advisor determines that such private placements securities are liquid, the Fund will classify them as illiquid for purposes of complying with additional investment restriction number 6 (more fully described below), which limits the Fund to investing no more than 15% of the value of its net assets, taken at the time of investment, in illiquid securities.  Certain privately placed securities may be traded among sophisticated investors under Rule 144A (described more fully below), which may substantially increase their liquidity.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated October 1, 2010, which provide information that you should know about the Funds before investing.  These documents are available upon request and without charge by calling the Funds toll-free at 1-800-711-9164.

Please retain this Supplement for future reference.